Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended September 30, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$1,159,691
Unrealized Gain (Loss) on Market Value of Commodity Futures	2,411,621
Dividend Income	249,133
Interest Income	486,870
Total Income (Loss)	$4,307,315

Expenses
Management Fees	$115,474
Professional Fees	40,938
Brokerage Commissions	12,538
Directors' Fees and insurance	4,316
Total Expenses	$173,266
Net Income (Loss)	$4,134,049

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 9/1/24	$176,772,766
Net Income (Loss)	4,134,049

Net Asset Value End of Month	$180,906,815
Net Asset Value Per Share (2,900,000 Shares)	$62.38

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended September 30, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(256,275)
Unrealized Gain (Loss) on Market Value of Commodity Futures	12,175,013
Dividend Income	198,783
Interest Income	480,426
ETF Transaction Fees	2,100
Total Income (Loss)	$12,600,047

Expenses
Management Fees	$86,799
Professional Fees	71,187
Brokerage Commissions	364
Directors' Fees and insurance	3,453
Total Expenses	$161,803
Net Income (Loss)	$12,438,244

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 9/1/24	$164,289,639
Additions (250,000 Shares)	7,091,972
Withdrawals ((250,000) Shares)	(6,490,897)
Net Income (Loss)	12,438,244

Net Asset Value End of Month	$177,328,958
Net Asset Value Per Share (6,250,000 Shares)	$28.37

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended September 30, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$903,416
Unrealized Gain (Loss) on Market Value of Commodity Futures	14,586,634
Dividend Income	447,916
Interest Income	967,296
ETF Transaction Fees	2,100
Total Income (Loss)	$16,907,362

Expenses
Management Fees	$202,273
Professional Fees	112,125
Brokerage Commissions	12,902
Directors' Fees and insurance	7,769
Total Expenses	$335,069
Net Income (Loss)	$16,572,293

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 9/1/24	$341,062,405
Additions (250,000 Shares)	7,091,972
Withdrawals (250,000 Shares)	(6,490,897)
Net Income (Loss)	16,572,293

Net Asset Value End of Month	$358,235,773

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596